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                                                           EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


In Home Health, Inc.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-07511, 33-38504, 33-75876 and 333-35963) of our reports dated
November 17, 1997, appearing in this Annual Report on Form 10-K of In Home Health, Inc. for the year ended September 30, 1997.




/s/ Deloitte & Touche LLP
Minneapolis, Minnesota
December 19, 1997

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